Exhibit (q)(1)
JANUS ASPEN SERIES (THE “TRUST”)

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Bruce Koepfgen, Stephanie Grauerholz, and Jesper Nergaard, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for the Janus Aspen Series 2015 annual registration statement amendment.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 4th day of February 2015.

Signature	Title	Date

/s/ Alan A. Brown	Trustee	February 4, 2015
Alan A. Brown

JANUS ASPEN SERIES (THE “TRUST”)

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Bruce Koepfgen, Stephanie Grauerholz, and Jesper Nergaard, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for the Janus Aspen Series 2015 annual registration statement amendment.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 4th day of February 2015.

Signature	Title	Date

/s/ William D. Cvengros	Trustee	February 4, 2015
William D. Cvengros

JANUS ASPEN SERIES (THE “TRUST”)

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Bruce Koepfgen, Stephanie Grauerholz, and Jesper Nergaard, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for the Janus Aspen Series 2015 annual registration statement amendment.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 4th day of February 2015.

Signature	Title	Date

/s/ William F. McCalpin	Trustee	February 4, 2015
William F. McCalpin

JANUS ASPEN SERIES (THE “TRUST”)

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Bruce Koepfgen, Stephanie Grauerholz, and Jesper Nergaard, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for the Janus Aspen Series 2015 annual registration statement amendment.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 4th day of February 2015.

Signature	Title	Date

/s/ James T. Rothe	Trustee	February 4, 2015
James T. Rothe

JANUS ASPEN SERIES (THE “TRUST”)

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Bruce Koepfgen, Stephanie Grauerholz, and Jesper Nergaard, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for the Janus Aspen Series 2015 annual registration statement amendment.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 4th day of February 2015.

Signature	Title	Date

/s/ William D. Stewart	Trustee	February 4, 2015
William D. Stewart

JANUS ASPEN SERIES (THE “TRUST”)

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Bruce Koepfgen, Stephanie Grauerholz, and Jesper Nergaard, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for the Janus Aspen Series 2015 annual registration statement amendment.
     IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 4th day of February 2015.

Signature	Title	Date

/s/ Linda S. Wolf	Trustee	February 4, 2015
Linda S. Wolf